UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 9, 2013

Hardinge Inc.

(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Hardinge Drive, Elmira, NY 14902
(Address of principal executive offices) (Zip Code)

(607) 734-2281
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 9, 2013, Cherry Acquisition Corporation (“CAC”), a wholly-owned subsidiary of Hardinge Inc. (the “Company”) entered into a Purchase Agreement (the “Agreement”) with Illinois Tool Works Inc.  (the “Seller”), whereby effective May 9, 2013 (i) CAC acquired substantially all of the assets and assumed certain liabilities associated with Seller’s Forkardt division in the United States (the “U.S. Assets”) and (ii) certain Company subsidiaries acquired all of the issued and outstanding equity interests of (A) Forkardt Deutschland GmbH, a limited liability company existing under the laws of Germany (“Forkardt-Germany”); (B) Forkardt Schweiz GmbH, a company existing under the laws of Switzerland (“Forkardt-Switzerland”); and (C) Forkardt France SAS, a company existing under the laws of France (“Forkardt France”, along with the U.S. Assets, Forkardt-Germany and Forkardt-Switzerland, the “Forkardt Business”).  The purchase price for the Forkardt Business is $34,250,000, before taking into account customary purchase price adjustments.  With respect to the purchase price, $23,000,000 of the payment to Seller was funded through a secured five year term loan from M&T Bank.

The Agreement contains customary representations, warranties and covenants, including non-competition, non-solicitation and indemnification provisions.

The foregoing description of the terms and conditions of the Agreement is only a summary and is qualified in its entirety by the full text of the Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed under cover of an amendment to this Current Report on Form 8-K as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b)                                 Pro Forma Financial Information.

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed under cover of an amendment to this Current Report on Form 8-K as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d)                                 Exhibits.

Exhibit No.	Description

2.1	Purchase Agreement, dated as of May 9, 2013, by and between Illinois Tool Works Inc. and Cherry Acquisition Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARDINGE INC.
Registrant

Date: May 15, 2013	By:	/S/ EDWARD J. GAIO
Edward J. Gaio
Vice President and Chief Financial Officer